UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2010

COMERICA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10706	38-1998421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 462-6831

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 9, 2010, Comerica Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., on behalf of itself and the several underwriters specified therein (the “Underwriters”), with respect to the sale of 22,857,143 shares (the “Initial Shares”) of common stock, par value $5.00 per share, of the Company (“Common Stock”) to the Underwriters in connection with an underwritten public offering (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option (the “Option”) to purchase up to an additional 2,285,715 shares of Common Stock (together with the Initial Shares, the “Shares”). The Underwriters exercised the Option on March 9, 2010. On March 12, 2010, the Company completed the sale of the 25,142,858 shares of Common Stock to the Underwriters. The Company estimates that the net proceeds of the Offering will be approximately $848.7 million (after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company and giving effect to the Option exercise). The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Offering described in this Current Report on Form 8-K is more fully described in the Company’s prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on March 10, 2010, to the accompanying prospectus filed with the Commission on March 8, 2010, constituting a part of the Company’s Registration Statement on Form S-3ASR (File No. 333-163220) (the “Registration Statement”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Shares as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 9, 2010, by and among Comerica Incorporated and J.P. Morgan Securities Inc., on behalf of itself and the several underwriters specified therein.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the validity of the Shares, dated March 12, 2010.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2010	COMERICA INCORPORATED

	By:	/S/ JON W. BILSTROM
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 9, 2010, by and among Comerica Incorporated and J.P. Morgan Securities Inc., on behalf of itself and the several underwriters specified therein.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the validity of the Shares, dated March 12, 2010.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

4